UNITED STATES
                              SECURITIES AND EXCHANGE COMMISSION
                                     WASHINGTON, DC 20549


                                           FORM 8-K

                                        CURRENT REPORT
                           PURSUANT TO SECTION 13 OR 15 (d) OF THE
                               SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported) March 26, 1998


                                    TRIARC COMPANIES, INC.
                      --------------------------------------------------
                    (Exact name of registrant as specified in its charter)


             DELAWARE                     1-2207          38-0471180
             -----------------        --------------    --------------
             (State or other          (Commission       (I.R.S. Employer
             jurisdiction of          File No.)       Identification No.)
             incorporation of
             organization)


             280 Park Avenue
             New York, NY                                          10017
             ---------------------------------------------    -----------------
             (Address of principal executive office)             (Zip Code)


             Registrant's telephone number, including area code: (212) 451-3000


             ---------------------------------------------    -----------------
             (Former name or former address,                     (Zip Code)
             if changed since last report)


                                      Page 1 of 3 Pages
                               Exhibit Index appears on Page 3


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        Filed herewith is an agreement entered into by or otherwise relating to the Registrant and its subsidiaries.

        (c)  Exhibits

        4.1 First Amendment to Credit Agreement dated as of March 23, 1998 among Mistic Brands, Inc., Snapple Beverage Corp., Triarc Beverage Holdings Corp., the Lenders (as defined therein), DLJ Capital Funding, Inc., as syndication agent, Morgan Stanley Senior Funding, Inc., as documentation agent, and The Bank of New York, as administrative agent.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                      TRIARC COMPANIES, INC.



                                      By: Brian L. Schorr
                                      -----------------------------------------
                                      Brian L. Schorr, Executive Vice President

Dated: March 26, 1998


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


                                            EXHIBIT

Exhibit
   No.                              Description                       Page No.

4.1 -- First Amendment to Credit Agreement dated as of March 23, 1998 among Mistic Brands, Inc., Snapple Beverage Corp., Triarc Beverage Holdings Corp., the Lenders (as defined therein), DLJ Capital Funding, Inc., as syndication agent, Morgan Stanley Senior Funding, Inc., as documentation agent, and The Bank of New York, as administrative agent.





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